EXHIBIT 99

COCA-COLA-ENTERPRISES INC.                                                  NEWS RELEASE

CONTACT:	Scott Anthony - Investor Relations 770/989-3105
Laura Asman - Media Relations 770/989-3023

FOR IMMEDIATE RELEASE

Coca-Cola Enterprises Inc. Reports
Fourth-Quarter and Full-Year 2002

--	Constant territory full year volume increased 4 percent in 2002, with volume growth of 3 1/2 percent in North America and 4 1/2 percent in Europe.
--	2002 net income per diluted common share was $1.07, including one-time tax benefits of 4 cents.
--	The Company reaffirmed its 2003 earnings per share guidance of $1.15 to $1.22.

ATLANTA:  Jan. 29, 2003 --  Coca-Cola Enterprises today reported that 2002 net income applicable to common shareowners totaled $1.07 per diluted common share, or $491 million, as operating income grew 23 percent versus comparable(a) 2001 results to $1.36 billion (see Table 1). Full-year 2002 results include one-time reductions in income tax expense totaling approximately 4 cents per diluted common share.

"The favorable results we achieved in 2002 reflect our success in managing all aspects of our business," said Lowry F. Kline, chairman and chief executive officer. "With product and package innovation and excellent local marketing and execution, we've grown volume and added even more depth to our brand portfolio. Importantly, we achieved this while closely managing our costs to make our operations as efficient as possible.

"In 2003, our challenge remains the same: operating efficiently and succeeding in the marketplace with strong, growing brands and effective pricing initiatives. We remain confident in our ability to successfully manage this equation and deliver solid earnings growth this year, including a stronger return on invested capital," Mr. Kline said.

Operating Results

Full-year consolidated physical case bottle and can volume increased by 4 percent on a comparable basis, with North America achieving growth of 3 1/2 percent and Europe 4 1/2 percent. In the fourth quarter, consolidated volume grew 2 1/2 percent, with a 2 percent increase in North America and a 5 1/2 percent increase in Europe.

"Our solid volume growth in 2002 reflects our ability to maximize the benefits of the strongest brand portfolio our system has ever had," said John R. Alm, president and chief operating officer. "We successfully introduced Vanilla Coke and diet Vanilla Coke, the industry's most successful new products in more than a decade, reigniting important growth in our carbonated soft drink brands. We continued to build on the success of the Minute Maid juice drink product line, and further developed our water brands.

 "In Europe, we again generated both positive volume and pricing growth. We successfully launched diet Coke with Lemon and greatly strengthened our Fanta brand with new flavors and packaging," Mr. Alm said.

"We expect these positive trends to continue in 2003 as we build on our successes through enhanced marketing programs from The Coca-Cola Company, a strong new media campaign, additional brand initiatives, and our own ability to execute and market at the local level," Mr. Alm said. "We will take full advantage of these brand and organizational strengths as we work to generate the balance of volume and pricing growth necessary to meet our 2003 targets."

Operating income increased 23 percent on a comparable basis for the full year and 11 percent in the fourth quarter, reflecting a combination of strong volume growth, gross margin expansion and controlled growth in operating expense. In addition, comparisons to 2001 benefited from our Sales Growth Initiative with The Coca-Cola Company, the restructuring we undertook in 2001, and the immediate savings we realized from the acquisition of Herb Coca-Cola.

Table 1                             Operating Income Comparison
-------                             ----------------------------
                                            %                   %
                              4Q02  4Q01  Change  2002  2001  Change

Reported Operating Income    $251   $ 92   173%  $1,364   $601   127%
Franchise Amortization                98                   391
Restructuring Charge                  37                    78
Herb Operating Income                  -                    39
Comparable Operating Income  $251   $227    11%  $1,364 $1,109    23%

Currency-neutral consolidated bottle and can net revenue per case increased 1 1/2 percent in the fourth quarter and 1/2 percent for the full year. Net revenue per case growth realized in our North American operations in the fourth quarter was 2 percent and 1/2 percent for full-year 2002. Total bottle and can cost of sales per case was flat versus prior year for full-year 2002 and up 1/2 percent in the fourth quarter, excluding the effects of currency translations.

The 2002 effective tax rate was 33 percent excluding the impact of nonrecurring items. 2002 income tax expense included one-time benefits totaling approximately $20 million, or 4 cents per diluted common share, primarily related to tax rate reductions in Belgium and Canada.

2003 Outlook

The Company expects continued volume growth in 2003, with approximately 3 percent growth expected in North America and growth in a range of 4 percent to 6 percent in Europe.

The Company projects 2003 operating income to grow to a range of $1.45 billion to $1.5 billion. 2003 earnings per diluted common share are expected in a range of $1.15 to $1.22.

The Company will webcast its conference call with analysts and investors live over the Internet today at 10:00 a.m. ET. The call can be accessed through the Company's website at http://www.cokecce.com.

Coca-Cola Enterprises Inc. (NYSE: CCE) is the world's largest marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment. Coca-Cola Enterprises sells approximately 80 percent of The Coca-Cola Company's bottle and can volume in North America and is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, and the Netherlands.

Forward-Looking Statements

 Included in this news release are several forward-looking management comments and other statements that reflect management's current outlook for future periods. As always, these expectations are based on the currently available competitive, financial, and economic data along with the Company's operating plans and are subject to future events and uncertainties. The forward-looking statements in this news release should be read in conjunction with the detailed cautionary statements found on page 48 of the Company's 2001 Annual Report, and on page 38 of the Company's Amended Third-Quarter 2002 Form 10-Q.

                       COCA-COLA ENTERPRISES INC.
                       KEY OPERATING INFORMATION

                                                              Currency
                                                               Neutral
                 Fourth Quarter 2002                  Change   Change
------------------------------------------------------------- --------
Net Pricing Per Case (Bottle and Can) (a)             3 1/2%  1 1/2%
Cost of Sales Per Case (Bottle and Can)               2 1/2%    1/2%
Physical Case Bottle and Can Volume (b)
     Consolidated                                     2 1/2%
     North America                                        2%
     Europe                                           5 1/2%
Fountain Gallon Volume                               (1 1/2)%

                                                              Currency
                                                               Neutral
                   Full Year 2002                     Change   Change
------------------------------------------------------------- --------
Net Pricing Per Case (Bottle and Can) (a)             1 1/2%    1/2%
Cost of Sales Per Case (Bottle and Can)                   1 %     Flat
Physical Case Bottle and Can Volume (b)
     Consolidated                                         4%
     North America                                    3 1/2%
     Europe                                           4 1/2%
Fountain Gallon Volume                                   Flat

(a) Net pricing per case is calculated as invoice pricing less allowances.

(b) Volume results have been adjusted to include acquisitions completed in 2001, and the shift of one selling day from the first quarter to the fourth quarter.

                      COCA-COLA ENTERPRISES INC.
                  CONSOLIDATED STATEMENTS OF INCOME
            (Unaudited; In Millions Except Per Share Data)

                                                   Fourth Quarter
                                              ------------------------
                                                2002    2001(a) Change
                                              ------- -------   ------
Net Operating Revenues                        $4,249  $3,944       8%
Cost of Sales                                  2,622   2,467       6%
                                              ------- -------
Gross Profit                                   1,627   1,477      10%
Selling, Delivery, and
     Administrative Expenses                   1,376   1,385      (1)%
                                              ------- -------
Operating Income                                 251      92     173%
Interest Expense, Net                            166     185
Other Nonoperating Income, Net                     -      (1)
                                              ------- -------
Income (Loss) Before Income Taxes                 85     (92)
Income Tax Expense (Benefit)                      23     (52)
Nonrecurring Income Tax Benefit                  (16)     (4)
                                              ------- -------
Net Income (Loss)                                 78     (36)
Preferred Stock Dividends                          1       -
                                              ------- -------
Net Income (Loss) Applicable to
     Common Shareowners                       $   77  $  (36)
                                              ======= =======
Basic Average Common Shares
     Outstanding                                 451     446
                                              ======= =======
Basic Net Income (Loss) Per Share
     Applicable to Common
     Shareowners (b)                          $ 0.17  $(0.08)
                                              ======= =======
Diluted Average Common Shares
   Outstanding                                   461     446
                                              ======= =======
Diluted Net Income (Loss) Per Share
     Applicable to Common
     Shareowners (b)                          $ 0.17  $(0.08)
                                              ======= =======
EBITDA Data:
     Income (Loss) Before Income Taxes        $   85  $  (92)
     Interest Expense, Net                       166     185
     Depreciation                                254     236
     Amortization                                 24     113
                                              ------- -------
EBITDA                                        $  529  $  442      20%
                                              ======= =======

(a) As described on page 28 of the Company's 2001 Annual Report, approximately $23 million of selling expenses have been reclassified as deductions from net operating revenue in accordance with EITF 01-09.

(b) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.
                  CONSOLIDATED STATEMENTS OF INCOME
            (Unaudited; In Millions Except Per Share Data)

                                                    Full Year
                                            --------------------------
                                             2002     2001(a)   Change
                                            -------- --------   ------
Net Operating Revenues                      $16,889  $15,605       8%
Cost of Sales                                10,417    9,740       7%
                                            -------- --------
Gross Profit                                  6,472    5,865      10%
Selling, Delivery, and
     Administrative Expenses                  5,108    5,264      (3)%
                                            -------- --------
Operating Income                              1,364      601     127%
Interest Expense, Net                           662      753
Other Nonoperating Income, Net                   (3)      (2)
                                            -------- --------
Income (Loss) Before Income Taxes and
     Cumulative Effect of Accounting Change     705     (150)
Income Tax Expense (Benefit)                    231      (75)
Nonrecurring Income Tax Benefit                 (20)     (56)
                                            -------- --------
Net Income (Loss) Before Cumulative Effect
     of Accounting Change                       494      (19)
Cumulative Effect of Accounting Change            -     (302)
                                            -------- --------
Net Income (Loss)                               494     (321)
Preferred Stock Dividends                         3        3
                                            -------- --------
Net Income (Loss) Applicable to
     Common Shareowners                     $   491  $  (324)
                                            ======== ========
Basic Average Common Shares
     Outstanding                                449      432
                                            ======== ========
Basic Net Income (Loss) Per Share
     Applicable to Common Shareowners
     Before Cumulative Effect (b)           $  1.09  $ (0.05)
                                            ======== ========
Basic Net Income (Loss) Per Share
     Applicable to Common Shareowners (b)   $  1.09  $ (0.75)
                                            ======== ========
Diluted Average Common Shares
     Outstanding                                458      432
                                            ======== ========
Diluted Net Income (Loss) Per Share
     Applicable to Common Shareowners
     Before Cumulative Effect (b)           $  1.07  $ (0.05)
                                            ======== ========
Diluted Net Income (Loss) Per Share
     Applicable to Common Shareowners (b)   $  1.07  $ (0.75)
                                            ======== ========
EBITDA Data:
     Income (Loss) Before Income Taxes and
        Cumulative Effect of Accounting
         Change                             $   705  $  (150)
     Interest Expense, Net                      662      753
     Depreciation                               965      901
     Amortization                                80      452
                                            -------- --------
EBITDA                                      $ 2,412  $ 1,956      23%
                                            ======== ========

(a) As described on page 28 of the Company's 2001 Annual Report, approximately $95 million of selling expenses have been reclassified as deductions from net operating revenue in accordance with EITF 01-09.

(b) Per share data calculated prior to rounding to millions.

                      Coca-Cola Enterprises Inc.
         Pro Forma Consolidated Statements of Income Excluding
                          Nonrecurring Items
                              Unaudited
                 (In millions, except per share data)

                                               Fourth Quarter
                                      --------------------------------
                                       2002(a)   2001(b)(c)    Change
                                      -------   -------      ---------
Net Operating Revenues                $4,249    $3,935              8%
Cost of Sales                          2,622     2,467              6%
                                      -------   -------
Gross Profit                           1,627     1,468             11%
Selling, Delivery, and
     Administrative Expenses           1,376     1,241             11%
                                      -------   -------
Operating Income                         251       227             11%
Interest Expense, Net                    166       185
Other Nonoperating Income, Net             -        (1)
                                      -------   -------
Income Before Income Taxes                85        43
Income Tax Expense (Benefit)              23        (3)
                                      -------   -------
Net Income                                62        46
Preferred Stock Dividends                  1         -
                                      -------   -------
Net Income Applicable to
     Common Shareowners               $   61    $   46
                                      =======   =======
Basic Average Common Shares
     Outstanding (d)                     451       446
                                      =======   =======
Basic Net Income Per Share
     Applicable to Common Shareowners
      (d)                             $ 0.14    $ 0.10
                                      =======   =======
Diluted Average Common Shares
     Outstanding (d)                     461       453
                                      =======   =======
Diluted Net Income Per Share
    Applicable to Common Shareowners
     (d)                              $ 0.13    $ 0.10
                                      =======   =======
EBITDA Data:
     Income Before Income Taxes       $   85    $   43
     Interest Expense, Net               166       185
     Depreciation                        254       236
     Amortization                         24        15
                                      -------   -------
EBITDA                                $  529    $  479             10%
                                      =======   =======

Note: This comparable information is provided solely for the purpose of additional analysis of the results of the Company excluding nonrecurring items, including the effects of the change in accounting method adopted as of January 1, 2001 excluding franchise amortization as if FASB Statement 142 was adopted as of January 1, 2001, and reflecting the current business arrangement with The Coca-Cola Company regarding local media expenses, described on page 21 of the Company's
2001 Annual Report, as of January 1, 2001. The presentation is not intended to be in conformity with the rules governing the preparation of pro forma financial information, nor is it intended to be a forecast of future operating results.

(a) Fourth-quarter 2002 results exclude a nonrecurring reduction in income taxes of $16 million.

(b) Fourth-quarter 2001 results exclude a nonrecurring reduction in income taxes of $4 million, exclude franchise amortization of $98 million and the related income tax effect, exclude restructuring and other charges of $37 million and the related income tax effect, and reclassify approximately $9 million of local media to reductions in net operating revenues.

(c) As described on page 28 of the Company's 2001 Annual Report, approximately $23 million of selling expenses have been reclassified as deductions from net operating revenue in accordance with EITF 01-09.

(d) Per share data calculated prior to rounding to millions.

                      Coca-Cola Enterprises Inc.
         Pro Forma Consolidated Statements of Income Excluding
                          Nonrecurring Items
    Adjusted to Include the Herb Acquisition as of January 1, 2001
                              Unaudited
                 (In millions, except per share data)

                                                  Full Year
                                       -------------------------------
                                        2002(a)    2001(b)(c)   Change
                                       --------   --------      ------
Net Operating Revenues                 $16,889    $16,015           5%
Cost of Sales                           10,417     10,021           4%
                                       --------   --------
Gross Profit                             6,472      5,994           8%
Selling, Delivery, and
     Administrative Expenses             5,108      4,885           5%
                                       --------   --------
Operating Income                         1,364      1,109          23%
Interest Expense, Net                      662        783
Other Nonoperating Income, Net              (3)        (2)
                                       --------   --------
Income Before Income Taxes                 705        328
Income Tax Expense                         231        100
                                       --------   --------
Net Income                                 474        228
Preferred Stock Dividends                    3          3
                                       --------   --------
Net Income Applicable to
     Common Shareowners                $   471    $   225
                                       ========   ========
Basic Average Common Shares
     Outstanding (d)                       449        444
                                       ========   ========
Basic Net Income Per Share
     Applicable to Common Shareowners
      (d)                              $  1.05    $  0.51
                                       ========   ========
Diluted Average Common Shares
     Outstanding (d)                       458        452
                                       ========   ========
Diluted Net Income Per Share
    Applicable to Common Shareowners
     (d)                               $  1.03    $  0.50
                                       ========   ========
EBITDA Data:
     Income Before Income Taxes        $   705    $   328
     Interest Expense, Net                 662        783
     Depreciation                          965        924
     Amortization                           80         62
                                       --------   --------
EBITDA                                 $ 2,412    $ 2,097          15%
                                       ========   ========

Note: This comparable information is provided solely for the purpose of additional analysis of the results of the Company including the results of the Herb acquisition as if acquired on January 1, 2001, excluding nonrecurring items, including the effects of the change in accounting method adopted as of January 1, 2001, excluding franchise amortization as if FASB Statement 142 was adopted as of
January 1, 2001, and reflecting the current business arrangement with
The Coca-Cola Company regarding local media expenses, described on page 21 of the Company's 2001 Annual Report, as of January 1, 2001.
The presentation is not intended to be in conformity with the rules governing the preparation of pro forma financial information, nor is it intended to be a forecast of future operating results.

(a) 2002 results exclude nonrecurring reductions in income taxes of $20 million.

(b) 2001 results exclude the cumulative effect of a change in accounting principle of $302 million, exclude a nonrecurring reduction in income taxes of $56 million, exclude franchise amortization of $391 million and the related income tax
    effect, exclude $78 million in restructuring and other charges and the related income tax effect, reclassify approximately
    $46 million of local media to reductions in net operating
    revenues, and include the results of the Herb acquisition. The addition of the Herb acquisition resulted in an increase in
    EBITDA of $63 million, an increase in operating income of
    $39 million, and an increase to net income of $14 million.

(c) As described on page 28 of the Company's 2001 Annual Report, approximately $95 million of selling expenses have been
    reclassified as deductions from net operating revenue in
    accordance with EITF 01-09.

(d) Basic and diluted shares outstanding have been adjusted to reflect the balances that would have been outstanding had the shares issued in connection with the Herb acquisition been outstanding as of January 1, 2001. Per share data calculated prior to rounding to millions.

                      COCA-COLA ENTERPRISES INC.
          PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In Millions)

                                             December 31, December 31,
                                                2002         2001
                                             ------------ ------------
                                             (Unaudited)
ASSETS
Current
     Cash and cash investments                   $    68      $   284
     Trade accounts receivable, net                1,673        1,540
     Inventories                                     719          690
     Prepaid expenses and other current
      assets                                         384          362
                                             ------------ ------------
          Total Current Assets                     2,844        2,876
Net Property, Plant, and Equipment                 6,393        6,206
Goodwill, Franchise Licenses and Other
Noncurrent Assets, Net                            15,138       14,637
                                             ------------ ------------
                                                 $24,375      $23,719
                                             ============ ============
LIABILITIES AND SHAREOWNERS' EQUITY
Current
     Accounts payable and accrued expenses       $ 2,668      $ 2,718
     Current portion of long-term debt               787        1,804
                                             ------------ ------------
          Total Current Liabilities                3,455        4,522
Long-Term Debt, Less Current Maturities           11,236       10,365
Retirement and Insurance Programs and
    Other Long-Term Obligations                    1,798        1,676
Long-Term Deferred Income Tax Liabilities          4,539        4,336
Shareowners' Equity                                3,347        2,820
                                             ------------ ------------
                                                 $24,375      $23,719
                                             ============ ============